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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982

                              HEARTLAND GROUP, INC.
                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

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                         Supplement Dated June 10, 2004
                                       to
                          Prospectus Dated May 1, 2004

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Value Fund - Investment Management Team

     Effective June 14, 2004, the Value Fund will be managed by a team of investment professionals, consisting of William J. Nasgovitz, Eric J. Miller and Bradford A. Evans. The team will jointly develop and implement investment strategies for the Value Fund.

     Mr. Nasgovitz has been a portfolio manager of the Value Fund since commencement of its operations. He has also served on the investment management team for the Value Plus Fund since April 2003. Mr. Nasgovitz is President and Chief Executive Officer of Heartland Advisors and is the President and a Director of Heartland Group, Inc. ("Heartland").

     Mr. Miller, a Certified Management Accountant (CMA), has served as a portfolio manager for the Value Fund since July 1997. He has also served as a portfolio manager or member of the investment management team for the Select Value Fund since September 1999 and for the Value Plus Fund since April 2003. Mr. Miller, who also serves as a portfolio manager for advisory clients, is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as an Equity Research Analyst in January 1994, and since January 2004 has served as Chief Executive Officer of Heartland. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

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     Mr. Evans, a Chartered Financial Analyst (CFA), is a Vice President and
portfolio manager for Heartland Advisors, having rejoined the firm in June 2004 after serving as Vice President and Research Analyst for High Rock Capital, LLC from April 2001 to June 2004. He had previously been employed by Heartland Advisors from January 1996 to April 2001, first as a Research Associate and then as a Research Analyst. Mr. Evans graduated, with honors, from the University of Wisconsin in 1995, with a B.A. in International Relations, Russian and Political Science.

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